Events after the reporting date	12 Months Ended
Dec. 31, 2022
Events after the reporting date [Abstract]
Events after the reporting date
Note 18 – Events after the reporting date

In January 2023, for the year 2022, a total of 300,000 shares of restricted stock were awarded to management pursuant to the 2022 Plan, of which 67,500 shares will vest in January 2024, 67,500 shares will vest in January 2025, 48,750 shares will vest prior to December 2025 and 67,500 shares will vest in January 2026. The remaining 48,750 shares will vest subject to certain market conditions prior to December 2025. The above vesting is subject to continued employment or office, as applicable, as of the relevant vesting date. The estimated fair value at grant date was $8.25 for 251,250 shares and $6.72 per share for 48,750 shares. In January 2023, a total of 135,000 shares of restricted stock were awarded to the board of directors pursuant to the 2022 Plan. The estimated fair value at grant date was $8.25 and the shares will vest in June 2024.

In January 2023, the Company agreed to a $405 million secured credit facility, including a $100 million uncommitted incremental facility. ING and Nordea will act as joint coordinators and bookrunners with ING, Nordea, ABN AMRO, Credit Agricole, Danish Ship Finance and SEB as mandated lead arrangers. The new facility will bear interest at a rate equal to Secured Overnight Financing Rate (SOFR) plus a margin of 1.90%, including the historical Credit Adjustment Spread (CAS) of 26 basis points. The cost of the facility compares to a LIBOR equivalent margin of 164 basis points, representing a reduction in the Company’s borrowing cost. The new facility will refinance the outstanding amount on the current ABN AMRO credit facility and be secured by 10 of the Company’s VLCCs. The new facility includes a six-year tenor and a 20-year repayment profile.

In January 2023, the Company terminated seven interest rate swaps with maturities in the second and third quarter of 2023. The Company received $3.3 million in connection with the terminations.

On February 8, 2023, DHT announced that it would pay a dividend of $0.38 per common share on February 24, 2023, to shareholders of record as of February 17, 2023. This resulted in a total dividend payment of $61.9 million.

In February 2023, the Company entered into a three-year time charter contract for DHT Puma, with a one-year period in charterer’s option. The time charter has a base rate of $33,500 per day with all earnings up to $40,000 to DHT following a profit-sharing structure for earnings in excess to be shared between the customer and DHT.

So far in 2023, the Company has completed the installation of exhaust gas cleaning systems for four vessels. There are currently one vessel in the shipyard, with three remaining vessels planned to enter the shipyard in the first or second quarter of 2023.

The financial statements were approved by the board of directors on March 15, 2023, and authorized for issue.